THE WALL STREET FUND INC.






                               SEMI-ANNUAL REPORT

                                 June 30, 1997


                           THE WALL STREET FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           June 30, 1997 (Unaudited)



COMMON STOCKS AND WARRANTS  - 90.07%


                                                                         MARKET
 SHARES                                                                   VALUE
 ------                                                                   -----

               BASIC MATERIALS -5.53%
 100,000      +International Precious Metals Corp. ..............       $695,313
   3,000       Nucor Corp. ......................................        169,500
                                                                         -------
                                                                         864,813

               CAPITAL GOODS- 7.24%
   2,000       Boeing Co. .......................................        106,125
  81,000      +Flow Intl. Corp. .................................        779,625
   2,500       Hewlett Packard Co. ..............................        140,000
  30,000      +Stevens Graphics Series A ........................         30,000
   2,000      +USA Waste Services Inc. ..........................         77,250
1,133,000

               CONSUMER - CYCLICAL - 7.98%
   2,500      +Delia*s, Inc. ....................................         46,250
   3,000       Hilton Hotels Corp. ..............................         79,687
   3,000       Home Depot Inc. ..................................        206,812
  12,500      +North Face Inc. ..................................        226,563
  10,000      +Officemax Inc. ...................................        144,375
   5,000      +Pixar ............................................         78,438
   6,000      Tiffany & Co. .....................................        277,125
   2,000      +Tommy Hilfiger Corp. .............................         80,375
  15,000      +Zomax Optical Media ..............................        108,750
                                                                       ---------
                                                                       1,248,375
                                                                       ---------

               CONSUMER NON-CYCLICAL - 17.17%
  35,000      +Alpha-Beta Technology Inc. .......................        312,812
   5,000      +Alza Corp. .......................................        145,000
  10,000      +Biochem Pharma Inc. ..............................        222,500
   5,000      +Centocor Inc. ....................................        155,156
  10,000      +Chiron Corp. .....................................        208,437
  10,000      +Ergo Science Corp. ...............................        110,938
   5,000      +Genzyme Corp. ....................................        138,438
   7,500      +Healthcare Compare Corp. .........................        393,281
   3,000      +Incyte Pharmaceutics Inc. ........................        197,625
   5,000      +Liposome Co. Inc. ................................         44,531
  10,000      +Martek Biosciences Corp. .........................        115,625
   1,000       Merck & Co. ......................................        103,500
   2,000       Pfizer Inc. ......................................        239,000
   7,000      +Transkaryotic Therapies Inc. .....................        215,688
   2,000       Vencor Inc. ......................................         84,500
                                                                       ---------
                                                                       2,687,031
                                                                       ---------
               DIVERSIFIED - 1.87%
 598,000      +International UNP Holdings Ltd. ..................         88,863
   2,000       Minnesota Mining & Manufacturing Co. .............        204,000
                                                                       ---------
                                                                         292,863
                                                                       ---------

               ENERGY - 1.82%
  10,000      +Gulf Canada Resources ............................         83,125
   3,500      +Nuevo Energy Co. .................................        143,500
   1,500       Unocal Corp ......................................         58,219
                                                                       ---------
                                                                         284,844
                                                                       ---------

COMMON STOCKS AND WARRANTS  (continued)

                                                                         MARKET
 SHARES                                                                   VALUE
 ------                                                                   -----
               FINANCIAL 2.87%

   8,000       Allmerica Financial Corp. ........................       $319,000
   3,000       Federal National Mortgage Association ............        130,875
                                                                      ----------
                                                                         449,875
                                                                      ----------

               SERVICES - 11.12%
   1,000       Automatic Data Processing ........................         47,000
   3,000       Cintas Corp. .....................................        206,437
   5,000      +CUC International Inc. ...........................        129,063
  15,000      +Electronic Processing ............................         69,375
  60,000      +Executive Telecard Ltd ...........................        401,250
   6,000       First Data Corp. .................................        263,625
   6,000      +Lernout & Hauspie Speech .........................        165,000
   7,000       Ogden Corp. ......................................        152,250
   8,000      +Renaissance Solutions Inc. .......................        294,000
   7,000      +U-Ship Inc. ......................................         11,594
                                                                      ----------
                                                                       1,739,594
                                                                      ----------

               TECHNOLOGY - 34.47%
   2,000      +Adaptec Inc. .....................................         69,500
   5,000       Adobe Systems Inc. ...............................        175,469
   8,000      +Advanced Digital Information Corp. ...............        129,500
   8,000      +Analog Devices Inc. ..............................        212,500
   5,000      +Ascend Communications Inc. .......................        196,406
   8,000      +Celeritek Inc. ...................................         98,000
   1,000      +Digital Equipment Corp. ..........................         35,437
  10,000      +Excite Inc. ......................................        142,187
 100,000      +Executone Info. Systems ..........................        167,187
   2,000      +Gateway 2000 .....................................         64,875
   6,500      +Harbinger Corp. ..................................        182,812
   1,500       Intel Corp. ......................................        212,390
  25,000      +Kasten Chase Applied Research ....................         54,365
   8,000      +Metacreations ....................................         87,000
   1,000       Motorola Inc. ....................................         76,000
   4,000       Netscape Communications ..........................        128,125
  20,000      +Object Design Inc. ...............................        171,250
  15,000       Octel Communications Corp. .......................        351,094
   5,000      +Oracle Systems Corporation .......................        251,719
   6,000      +Parametric Technologies ..........................        255,187
   4,000      +Qualcomm Inc. ....................................        203,625
   8,000       Rational Software Corp. ..........................        134,250
  19,000      +Rogue Wave Software Inc. .........................        241,063
   9,000      +Sawtek Inc. ......................................        303,750
   4,000      +Seagate Technology ...............................        140,750
   8,000      +Segue Software Inc. ..............................        109,500
  30,100      +Select Software Tools Ltd. Sponsored Adr .........        395,063
   5,000      +Spacehab Inc. ....................................         45,313
   1,000      +Synopsys Inc. ....................................         36,906
   2,500      +Transwitch Corporation ...........................         21,563
   2,000      +Viasoft Inc. .....................................        101,750
   9,500      +Vitesse Semi-Conductor Corp. .....................        310,234
   7,500      +Worldcom Inc. ....................................        239,766
   1,000      +Xilinx Inc. ......................................         49,031
                                                                      ----------
                                                                       5,393,567
                                                                      ----------


                       See notes to financial statements.               Page 1




                           THE WALL STREET FUND, INC.
                      SCHEDULE OF INVESTMENTS (continued)
                           (Unaudited) June 30, 1997

COMMON STOCKS AND WARRANTS  (continued)
                                                                          MARKET
 SHARES                                                                   VALUE
 ------                                                                   -----
                   WARRANTS - 0.00%
     875      +American Satellite Network Inc. Warrants .........       $      0
     580      +Stevens International Inc. Cl A Warrants .........              0
                                                                      ----------
                                                                               0
                                                                      ----------

               TOTAL COMMON STOCKS AND WARRANTS
                (Cost $11,630,066)                                    14,093,962
                                                                      ----------

BONDS - 8.87%
  PRINCIPAL                                                              MARKET
  AMOUNT                                                                  VALUE
  ------                                                                  -----
               CONVERTIBLE BONDS - 8.87%
$200,000       Air & Water Technologies 8.00%
               05/15/2015 .......................................        167,000
 200,000       Alza Corp. 5.00%
               05/01/2006 .......................................        201,000
 200,000     +^Bonneville Pacific Corp. 7.75%
               08/15/2009 .......................................        274,000
 500,000       Executone Information Systems 7.50% 03/15/2011 ...        444,375
 300,000       VLSI Technology Inc. 8.25% 10/01/2005 ............        302,250
                                                                      ----------

               TOTAL BONDS
                (Cost $840,378) .................................      1,388,625
                                                                      ----------

               TOTAL INVESTMENTS
                (Cost $12,470,444)                    98.94% ....     15,482,587

               OTHER ASSETS LESS LIABILITIES           1.06% ....        166,369
                                                                      ----------

                  TOTAL NET ASSETS                   100.00% ....    $15,648,956
                                                     ======          ===========

(1) Federal Tax Information: At June 30, 1997 the net unrealized appreciation based on cost for Federal Income tax purposes of $12,471,219 was as follows:
          Aggregate gross unrealized appreciation for all investments in
          which there was an excess of value over cost ..........     $3,790,190
          Aggregate gross unrealized depreciation for all investments in
          which there was an excess of cost over value ..........       (778,822)
                                                                      ----------
          Net unrealized appreciation ...........................     $3,011,368
                                                                      ==========

*    Non-income producing security.
^    Priced at fair value as determined by the Board of Directors.



                           THE WALL STREET FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                          June 30, 1997 - (Unaudited)

ASSETS:
Investments in securities, at value
   (cost $12,470,444)  (Note 1) ...............                   $  15,482,587
Cash ..........................................                         269,473
Receivables:
         Interest and dividends ...............                          29,366

Other assets ..................................                           2,517
                                                                  -------------
         Total Assets .........................                      15,783,943

LIABILITIES:
Payables:
         Investment securities purchased ......  119,455
         Investment adviser fee ...............   9,106
         Fund shares repurchased ..............   1,135
         Other payables and accrued
                  expenses ....................   5,291
                  Total Liabilities ........... -------                 134,987
                                                                  -------------
                           Net Assets .........                   $  15,648,956
                                                                  =============

Net Assets Consist of:
         Capital stock at par value ...........                   $   1,913,538
         Additional paid in capital ...........                      10,293,678
         Unrealized appreciation on
                  investments .................                       3,012,143
         Accumulated net realized gain
                  on investments ..............                         502,255
         Accumulated net investment loss ......                          72,658)
                           Net Assets .........                   $  15,648,956
                                                                  =============

Net asset value and
         redemption price per share
         ($15,648,956/1,913,538 shares
         of capital stock outstanding)
         (Note 4) .............................                   $        8.18
                                                                  =============

Maximum offering price per share
         (100/96 of $8.18) ....................                   $        8.52
                                                                  =============



Page 2                   See notes to financial statements.


THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(Unaudited)

INVESTMENT INCOME:
Income:
         Dividends .....................                    $  20,195
         Interest ......................                       49,021
                                                            ---------
Total income                                                   69,216

Expenses:
         Investment adviser fees
           (Note 3) ....................     $  58,856
         Transfer agent fees and
            dividend paying expenses ...        11,645
         Custodian fees ................         8,451
         Accounting services ...........        24,500
         Reports to shareholders .......         5,109
         Professional fees .............        10,760
         Directors fees and expenses ...        13,908
         Registration fees .............         4,215
         Miscellaneous .................         6,084
                                             ---------
     Total Expenses ....................       143,528
Less:
         Reimbursed expenses
            (Note 3) ...................        (1,654)
                                             ---------
            Net expenses ...............                      141,874
                                                            ---------
            Net investment loss ........                      (72,658)

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
(Note 1)
Net realized gains from
         investment transactions .......                      496,712
Net increase in unrealized
         appreciation of investments ...                        4,745
                                                            ---------
Net realized and unrealized gains
         on investments ................                      501,457
                                                            ---------
Net increase in net assets
         resulting from operations .....                    $ 428,799
                                                            =========





THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                    FOR THE          FOR THE
                                               SIX MONTHS ENDED     YEAR ENDED
                                                   JUNE 30,         DECEMBER 31,
                                                     1997              1996
                                                     ----              ----
                                                  (UNAUDITED)

Net investment loss ........................     $    (72,658)     $   (105,420)
Net realized gains from
         investment transactions ...........          496,712         2,067,893
Net increase (decrease) in unrealized
         appreciation of investments .......            4,745          (333,671)
                                                 ------------      ------------
Net increase in net assets
         resulting from operations .........          428,799         1,628,802
Distributions to shareholders
         from:
Net realized gains from
         investment transactions
         ($0.00 and $1.15 per share,
         respectively) .....................                0        (2,009,946)
Net capital share transactions
         (Note 4) ..........................         (719,156)        1,937,669
                                                 ------------      ------------
Total increase (decrease) in net assets ....         (290,357)        1,556,525

NET ASSETS:
Beginning of period ........................       15,939,313        14,382,788
                                                 ------------      ------------
End of period ..............................     $ 15,648,956      $ 15,939,313
                                                 ============      ============



                       See notes to financial statements.             Page 3

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 - (Unaudited)

(1) Summary of significant accounting policies:

    The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(A) Securities Valuations - The value of investments is based on the published last sale prices on national securities exchanges, or, in the absence of recorded sales, at the mean between the closing bid and asked prices on such exchanges or over-the-counter. At June 30, 1997, the Fund held a security for which a market quotation was not readily available and which was valued in good faith by the Board of Directors. This security had a value of $274,000 representing 1.75% of the Fund's net assets.

(B) Federal Income Taxes - No provision for federal income taxes has been made in the accompanying financial statements, since the Fund intends to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and net realized gains on investments.

(C) Other - Security transactions are accounted for on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The net realized gains and losses are determined on the identified cost basis. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(2) Purchases and sales of securities:
    Purchases and sales of investment securities, during the six months ended June 30, 1997 aggregated $8,904,645 and $9,755,050, respectively.

(3) Investment advisory fees and other:
    The advisory agreement provides for advisory fees of 1/16 of 1% monthly (equivalent to 3/4 of 1% per annum) of the first $125,000,000 of average net assets of the Fund. The present advisory agreement also provides for the adviser to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2% of the first $10,00,000, 1 1/2% of the next $20,000,000 and 1% of any balance of the average daily net asset value.

    For the six months ended June 30, 1997, Wall Street  Management  Corporation
(WSMC) earned investment advisory fees of $58,856 and reimbursed the Fund $1,654 for expenses.

    The adviser also serves as the Fund's principal underwriter. For the six months ended June 30, 1997, WSMC received $36 as its portion of the sales charge on sales of shares of the Fund. Certain of the officers and directors of the Fund are officers and directors of WSMC.

    The Fund has arranged for American Data Services, Inc., of which the Fund's Secretary and Treasurer is a principal, to prepare the accounting records and perform administrative and transfer agent services for the Fund. Costs incurred totalled $36,145 for the six months ended June 30, 1997.

    Morse,   Williams  &  Co.,  Inc.  (MWC),   100%  owner  of  WSMC,   performs
administrative services for the Fund. This includes costs of shared office expenses, rent, telephone charges and supply expenses. For the six months ended June 30, 1997, no remuneration was paid by the Fund to MWC.

(4) CAPITAL STOCK:

    At June 30, 1997 there were 5,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock during the six months ended June 30, 1997 and the year ended December 31, 1996 were as follows:


                                 SIX MONTHS ENDED 6/30/97              1996
                                 ------------------------              ----
                                  SHARES      AMOUNT            SHARES      AMOUNT
                                  ------      ------            ------      ------

Shares sold ..............        36,221    $   291,396         78,951    $   698,614
Shares issued for
         reinvestment of
         distribution from
         realized gains ..             0              0        243,015      1,905,236
Shares redeemed ..........      (125,728)    (1,010,552)       (76,029)      (666,181)
                                --------     ----------        -------    -----------
Net increase/(decrease) ..       (89,507)   $  (719,156)       245,937    $ 1,937,669
                                ========    ===========        =======    ===========



FINANCIAL HIGHLIGHTS
(For a fund share outstanding throughout each period)

                                                                SIX MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                                                                 JUNE 30, 1997          1996           1995          1994
                                                                 -------------          ----           ----          ----
                                                                  (UNAUDITED)
                                                                  -----------

Net asset value, beginning of period ........................     $        7.96     $        8.19    $      7.42    $      8.03
                                                                  -------------     -------------    -----------    -----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) ................................             (0.04)            (0.06)         (0.03)         (0.02)
Net realized and unrealized gains (losses)
         on investments .....................................              0.26              0.98           2.60          (0.38)
                                                                  -------------     -------------    -----------    -----------
Total from investment operations ............................              0.22              0.92           2.57          (0.40)
                                                                  -------------     -------------    -----------    -----------

LESS DISTRIBUTIONS
Dividends from net investment income ........................              0.00              0.00           0.00           0.00
Distribution from realized gains
         from security transactions .........................              0.00             (1.15)         (1.80)         (0.21)
                                                                  -------------     -------------    -----------    -----------
Return of capital distribution ..............................              0.00              0.00           0.00           0.00
                                                                  -------------     -------------    -----------    -----------
Total distributions .........................................              0.00             (1.15)         (1.80)         (0.21)
                                                                  -------------     -------------    -----------    -----------

Net asset value, end of period ..............................     $        8.18     $        7.96    $      8.19   $       7.42
                                                                  =============     =============    ===========   ============

Total return** ..............................................              5.65%*           11.45%         36.50%         (4.86%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ........................            15,649            15,939         14,383         11,080
Ratio of expenses to average net assets .....................              1.84%*            1.84%          2.02%          2.12%
Ratio of expenses to average net assets, net of reimbursement              1.82%*            1.82%          1.90%          1.96%

Ratio of net investment income (loss) to average net assets .             (0.96%)*          (0.70%)        (0.50%)        (0.47%)
Ratio of net investment income (loss)
         to average net assets, net of reimbursement ........             (0.93%)*          (0.68%)        (0.38%)        (0.31%)
Portfolio turnover rate .....................................             57.58%           142.11%        143.27%         89.01%
Average commission rate paid+ ...............................              .0520             .0666           --             --





                                                                            YEAR ENDED DECEMBER 31,
                                                                     1993          1992           1991
                                                                     ----          ----           ----

Net asset value, beginning of period ........................     $      7.60    $      7.27    $      5.54
                                                                  -----------    -----------    -----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) ................................           (0.02)          0.01           0.03
Net realized and unrealized gains (losses)
         on investments .....................................            1.00           0.54           2.95
                                                                  -----------    -----------    -----------
Total from investment operations ............................            0.98           0.55           2.98
                                                                  -----------    -----------    -----------

LESS DISTRIBUTIONS
Dividends from net investment income ........................            0.00          (0.01)         (0.03)
Distribution from realized gains
         from security transactions .........................           (0.55)         (0.21)         (1.21)
                                                                  -----------    -----------    -----------
Return of capital distribution ..............................            0.00           0.00          (0.01)
                                                                  -----------    -----------    -----------
Total distributions .........................................           (0.55)         (0.22)         (1.25)
                                                                  -----------    -----------    -----------

Net asset value, end of period ..............................     $      8.03    $      7.60   $      7.27
                                                                  ===========    ===========   ===========

Total return** ..............................................           13.17%          7.61%         54.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ........................          11,561         11,202         11,032
Ratio of expenses to average net assets .....................            2.04%          2.15%          2.10%
Ratio of expenses to average net assets, net of reimbursement            1.96%          1.97%          1.98%
Ratio of net investment income (loss) to average net assets .           (0.31%)        (0.08%)         0.30%
Ratio of net investment income (loss)
         to average net assets, net of reimbursement ........           (0.23%)         0.09%          0.43%
Portfolio turnover rate .....................................          107.22%        112.47%        159.52%
Average commission rate paid+ ...............................            --             --             --


*   Annualized
**  Excluding sales charge.
+ For fiscal years beginning on or after September 1, 1996, a fund is required to disclose its average commission rate per share for trades on which a commission is charged.






                       See notes to financial statements.              Page 5

PRINCIPAL INVESTMENT CHANGES
For the six months ended June 30, 1997

NEW POSITIONS
Advanced Digital Information Corp., Automatic Data Processing, CUC International Inc., Electronic Processing, Ergo Science Corp., Gateway 2000, Hilton Hotels Corp., Incyte Pharmaceutics, Lernout & Hauspie, Nuevo Energy Co., Object Design Inc., Officemax Inc., Qualcomm Inc., Segue Software, Inc., Spacehab, Tommy Hilfiger, Transwitch Corporation, USA Waste Services Inc., Viasoft, Inc.

ELIMINATIONS
Barrick Gold Corp., Amway Japan Ltd. ADR, Altera Corp., Amgen Inc., Apac Teleservices, Anadarko Petroleum Corporation, Astea International Inc., Avant
Corporation, Cellpro Inc., Comp USA Inc., Cisco Systems Inc., Dresser Industries, Electronics for Imaging Inc., ESS Technology, Federation Resources, Fusion Systems Corp., Gap Inc., GTE Corp., ICC Technologies Inc., IdeXX Laboratories Inc., IMC Global Inc., ISIS Pharmaceutical, Jilin Chemical Ind., Johnson & Johnson, McDonalds Corp., Millicom Int'l. Cellular S.A., Metromedia International Group, Nematron Corp., On Technology Corp., Paging Network Inc., Premis Corporation, Qualmark Corporation, Raptor Systems Inc., Retirement Care Associates Inc., Saks Holdings Inc., Sport-Haley Inc., Strategic Distribution Inc., Wisconsin Central Trans, Zygo Corp., Zoltek Companies Inc.

This report is not to be construed as an offering for the sale of The Wall Street Fund, Inc., or as a solicitation of an offer to buy any such shares, unless accompanied by an effective prospectus setting forth details of the Fund including the sales charge and other material information.Dear

Fellow Shareholders:

    A pundit recently commented that there is nothing wrong with the markets, only that indexes are overvalued. The amount of investment funds flooding into the large company shares and index funds over the last twelve months has overwhelmed this sector, creating a price risk and opportunity in other sectors where valuations have remained more sober.

    Over the past three years, from June 30, 1994, your funds' total return has been over 75%. During the past six months, the total return has been positive, just under 6%. Many of our investments have been ignored by the investment flows this year, but the average annual earnings growth we expect from our investments of 20% to 30% for the next several years compares to estimates of 7% to 8% earnings growth for the larger, S&P 500 companies. Sooner or later, prices track earnings.

    Especially noteworthy and illustrative of the unusual price pattern of today's market is the Montgomery Securities 500 Index of the fastest growing companies in the United States. This index was down 21.8% as of April 25th, yet closed unchanged on June 30th. For the first half of 1996, the S&P 500 total gain for the year to date was 20.6%, the Russell 2000 was up 9.3% year to date, reversing the first quarter's losses. The Lehman Government/Corporate Bond Index likewise was up 2.7% year to date. During the first half, only about one third of all stocks listed on the NYSE and NASDAQ were up at all, two thirds were unchanged or down according to data from Merrill Lynch and Morgan Stanley. About 25 stocks, or 5% of the S&P 500, account for one third of index movement due to it being a capitalization or company size weighted index.

    The market continues to be fueled by massive cash flows from corporate share buy-backs and retirement oriented investments in large capitalization and index stocks. Federal Reserve policy is accommodative and the economic outlook benign, with neither excessive strength or weakness in evidence. As might be expected, the scenario which ends this environment is difficult to forecast. We expect that if economic weakness develops, it may be in consumer spending for large ticket durables, not so much as a function of falling consumer confidence, but rather as a result of fulfilled demand and leveraged consumer balance sheets. We also are considering whether the massive costs of addressing the Year 2000 technology issue will cause a near term slowdown in capital spending, as technology budgets are redirected rather than enhanced. The greatest risk to the market probably lies in the potential for sustained earnings disappointments registered by some bellwether names. Current valuation levels for the large index stocks do not allow much room for disappointment or for a slackening in cash flows.

    Our strategy for enhancing our shareholders' wealth while preserving capital in such an environment remains unchanged. We believe that we can successfully exploit the pronounced valuation differentials between certain large cap names whose prices have been bid up to significant premiums to their growth rates, by investing in select small capitalization names, which sell at significant discounts to their respective growth rates. The recent phenomena of large capitalization indexes outperforming smaller stocks has created a deep relative and absolute undervaluation for this investment category. According to Ibbotson and Associates, one dollar invested in 1925 in large caps would equal $1,400 today, an average annual return of 10.7%. A dollar invested in small cap stocks for the same period would be worth $4,500 or 12.6% per year. This is one reason we like to have a blend of smaller/medium size companies. During the next three to five years, the "coiled spring" represented by the undervaluation of small cap stocks is likely to create a powerful upward move in this investment category as revaluation is combined with superior earnings growth.

    We expect considerable growth from companies we favor and they should perform well in this context, especially the smaller capitalization stocks of companies with innovative technologies in major growth areas with large market potentials, such as the internet and applied biotechnology. If we are the owners of companies with superior growth prospects, as the numbers come through, the stock prices should follow.

    We also view the United States economy as being the one market with sufficiently sound fundamentals to be able to attract and retain worldwide investment flows. We believe that this trend, combined with the relentless money flows seeking higher return investments that we have previously discussed, provides a solid long term footing to our equities. We anticipate continued improvement in net asset value by year end as well as a capital gain distribution in December.

    You may wish to visit our website, "www.thewallstreetfund.com" to see some of our history or e-mail me directly.

                                        Sincerely,


                                        /s/ Robert P. Morse
                                        Robert P. Morse
                                        President

July 31, 1997

DIRECTORS
John F. Carr, Emeritus
Clifton H.W. Maloney
Robert P. Morse, Chairman
Sharon A. Queeney
Harlan K. Ullman


OFFICERS
Robert P. Morse, President
Michael R. Linburn, Vice President
Allen C. Post, Vice President
Michael Miola, Secretary, Treasurer


INVESTMENT ADVISER
WALL STREET MANAGEMENT CORPORATION
230 Park Avenue
New York, New York 10169


CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street, 11th Floor
New York, New York 10286


TRANSFER AGENT
AMERICAN DATA SERVICES
24 West Carver Street
Huntington, New York 11743


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1301 Avenue of the Americas
New York, New York 10019